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                                                                   Exhibit 10.19

Following recording, return to: Paul J. Halbur, Fraser Stryker Law Firm, 409 South 17/th/ Street, Suite 500, Omaha Nebraska, 68102, tel. (402) 341-6000

                         ASSIGNMENT OF RENTS AND LEASES

     THIS ASSIGNMENT is made as of May 12, 2003, by Professional Veterinary Products, Ltd., a Nebraska corporation, whose address is 10077 South 134/th/ Street, Omaha, Nebraska 68138 (hereinafter called "Assignor"), in favor of U.S. Bank National Association, a national banking association, whose address is 1700 Farnam Street, Omaha, Nebraska, 68102 (hereinafter called "Bank").

                              W I T N E S S E T H:

     Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto Bank all right, title and interest of Assignor in, to and under all written and oral leases and rental agreements of the real estate described in Exhibit A attached hereto and incorporated herein (the "Property"), whether now in existence or hereafter entered into, and all guaranties, amendments, extensions, renewals and subleases of said leases and any of them, all of which are hereinafter called the "Leases," all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property, any award hereafter made in any bankruptcy, insolvency or reorganization proceeding in any state or federal court involving any of the tenants of the Leases, and any and all payments made by such tenants in lieu of rent.

     This Assignment is made for the purpose of securing:

     (a) The payment of the indebtedness (including any extensions or renewals thereof) evidenced by a certain Note (the "Note") of Assignor of even date herewith in the principal sum of $4,000,000.00 and secured by a certain Deed of Trust, Assignment of Leases and Rents and Fixture Filing (the "Deed of Trust") of even date herewith encumbering the Property;

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     (b)  The payment of all other sums with interest thereon becoming due and payable to Bank under the provisions of the Deed of Trust and any other instrument constituting security for the Note;

     (c) The performance and discharge of each and every term, covenant and condition contained in the Note, Deed of Trust and any other instrument constituting security for the Note; and

     (d)  The payment of Bank's Loan to Borrower Nos. 109, 125 and 166.

Assignor represents, warrants, covenants and agrees with Bank as follows:

     (a) The sole ownership of the entire lessor's interest in the Leases is or shall be vested in Assignor, and Assignor has not, and shall not, perform any acts or execute any other instruments which might prevent Bank from fully exercising its rights under any of the terms, covenants and conditions of this Assignment.

     (b) The Leases are and shall be valid and enforceable in accordance with their terms and have not been altered, modified, amended, terminated, canceled, renewed or surrendered nor have any of the terms and conditions thereof been waived in any manner whatsoever except as disclosed in writing to Bank.

     (c) Assignor shall not alter the term of any Lease or the amount of rent payable under any Lease without Bank's prior written consent. In addition, Assignor shall not materially alter any of the other terms of the Leases without Bank's prior written consent.

     (d) To the best of Assignor's knowledge, there are no defaults now existing under any of the Leases, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

     (e) Assignor shall give prompt notice to Bank of any notice received by Assignor claiming that a default has occurred under any of the Leases on the part of Assignor, together with a complete copy of any such notice.

     (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the Leases.

     (g) Assignor will not permit any Lease to become subordinate to any lien other than the lien of the Deed of Trust.

     (h) Assignor shall not permit or consent to the assignment by any tenant of its rights under its Lease without the prior written consent of Bank. Without limitation of the foregoing, Assignor shall not permit or consent to the filing of any encumbrance against the tenant's interest under any Lease, including, without limitation, any leasehold Deed of Trust.

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     (i)  All existing Leases are described on Exhibit B attached hereto and incorporated herein. Assignor has delivered to Assignee true, correct and complete copies of all existing Leases and all amendments and modifications thereto.

     The parties further agree as follows:

     This Assignment is an absolute, present assignment from Assignor to Bank, effective immediately, and is not merely an assignment for security purposes. Notwithstanding the foregoing, until written notice is sent to Assignor that an Event of Default (as defined in the Note and in the Deed of Trust) has occurred (which notice is hereafter called a "Notice"), Assignor is granted a license to receive, collect and enjoy the rents, income and profits accruing from the Property.

     Bank may, at its option, after delivery of a Notice to Assignor, receive and collect all such rents, income and profits, from the Property. Bank shall thereafter continue to receive and collect all such rents, income and profits as they become due as long as such Event of Default shall exist and during the pendency of any foreclosure proceedings, and if there is a deficiency, during any redemption period. All sums received by Assignor after service of such Notice shall be deemed received in trust and shall be turned over to Bank within one business day after Assignor's receipt thereof.

     Assignor hereby irrevocably appoints Bank its true and lawful attorney with power of substitution and with full power for Bank in its own name and capacity or in the name and capacity of Assignor, from and after delivery of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Assignor or otherwise, which Bank may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits. Such appointment is coupled with an interest and is irrevocable. Assignor also hereby irrevocably appoints Bank as its true and lawful attorney, from and after delivery of a Notice, to appear in any state or federal bankruptcy, insolvency or reorganization proceeding in any state or federal court involving any of the tenants of the Leases. Tenants of the Property are hereby expressly authorized and directed to pay any and all amounts due Assignor pursuant to the Leases to Bank or such nominee as Bank may designate in writing delivered to and received by such tenants, each of whom are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

     From and after delivery of a Notice, Bank is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to enforce this Assignment and to collect the rents, income and profits assigned hereunder, including the right of Bank or its designee to enter upon the Property, or any part thereof, and take possession of all or any part of the Property. Assignor hereby grants full power and authority to Bank to exercise all rights, privileges and powers herein granted at any and all times after delivery of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and to any indebtedness or liabilities of Assignor to Bank, including, but not limited to, the payment of taxes, special assessments, insurance

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premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Assignment, and to the payment of principal and interest due from Assignor to Bank on the Note and the Deed of Trust, all in such order as Bank may determine. Bank shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the Leases. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Bank, nor shall it operate to make Bank liable for the performance of any of the terms and conditions of any of the Leases or for any waste of the Property or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

     The rights and remedies of Bank under this Assignment are cumulative and are not in lieu of, but are in addition to, any other rights or remedies which Bank shall have under the Deed of Trust or any other instrument constituting security for the Note or at law or in equity.

     If any term of this Assignment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

     Any and all notices, elections, demands or requests permitted or required to be made under this Assignment, including, without limitation, a Notice, shall be in writing, signed by the party giving such notice, election, demand or request and shall be delivered personally or sent by registered, certified or regular United States mail, postage prepaid, or by Federal Express or similar service for overnight, priority delivery, to the other party at the address set forth above or to such other party and at such other address within the United States of America as any party may designate as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three days after the date of mailing by registered, certified or regular mail, (iii) one day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt or (iv) the date of personal delivery (or refusal upon presentation for delivery).

     Assignor hereby authorizes Bank to give written notice of this Assignment, which may include a copy hereof, at any time to any tenant under any of the Leases.

     The terms "Assignor" and "Bank" shall be construed to include the legal representatives, successors and assigns thereof. The gender and number used in this Assignment are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

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     This Assignment may not be amended, modified or changed nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     Notwithstanding anything contained herein to the contrary, in no event shall this Assignment be deemed to reduce the indebtedness evidenced by the Note by an amount in excess of the actual amount of cash received by Bank under the Leases, whether before, during or after the occurrence of an Event of Default, and Assignor acknowledges that in no event shall the indebtedness secured hereby be reduced by the value from time to time of the rents, income and profits of or from the Property. In addition, Bank reserves the right, at any time, whether before or after the occurrence of an Event of Default, to recharacterize this Assignment as merely constituting security for the indebtedness of Assignor to Bank, which recharacterization shall be made by written notice delivered to Assignor. Bank's receipt of any rents, issues and profits pursuant to this Assignment after the institution of foreclosure proceedings, either by court action or by the private power of sale contained in any Deed of Trust or deed of trust now or hereafter securing the Note, shall not cure an Event of Default, as defined in the Note, or affect such proceedings or sale.

     This Assignment shall be governed by and construed in accordance with the laws of the State of Nebraska.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK;
                             EXECUTION PAGE FOLLOWS]


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     IN WITNESS WHEREOF, Assignor has caused this instrument to be executed and delivered as of the date first above written.

                                        ASSIGNOR:

                                        Professional Veterinary Products, Ltd.,
                                        a Nebraska corporation


                                        By:  /s/ Dr. Lionel L. Reilly
                                           -------------------------------------
                                           Dr. Lionel L Reilly, its President


STATE OF NEBRASKA         )
                          ) SS
COUNTY OF    Sarpy        )
          ----------------

     The foregoing instrument was acknowledged before me a notary public on the 12/th/ day of May, 2003, by Dr Lionel L. Reilly, the President of Professional Veterinary Products, Ltd. on behalf of said corporation.


                                         /s/  Kimberly Hancock
                                        ----------------------------------------
                                        Notary Public


               [EXECUTION PAGE OF ASSIGNMENTS OF RENTS AND LEASES]


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                                    EXHIBIT A

                                LEGAL DESCRIPTION

Lot 24 together with the North 142.00 feet of Lot 25, Hilltop Industrial Park, a Subdivision, in Sarpy County, Nebraska.


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                                    EXHIBIT B

                                 LIST OF LEASES

No Leases are in existence with respect to the Property as of the date hereof.



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